Exhibit 10.21

EXECUTED COPY

WAIVER AND NINTH AMENDMENT TO

NOTE PURCHASE AGREEMENT

THIS WAIVER AND NINTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of August 31, 2009, is entered into by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Company”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”), ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company (“Elite”), KEY TRANSPORTATION SERVICES, INC., a Texas corporation (“Integres Sub”), INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”; Company, Holdings, Panther Sub, Elite, Integres Sub and Integres are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), YORK STREET MEZZANINE PARTNERS, L.P., YORK STREET MEZZANINE PARTNERS II, L.P., CUNA MUTUAL LIFE INSURANCE COMPANY, MEMBERS LIFE INSURANCE COMPANY, CUNA MUTUAL INSURANCE SOCIETY, CUMIS INSURANCE SOCIETY, INC. and the other purchasers from time to time party to the Note Purchase Agreement (collectively, the “Purchasers” and individually each a “Purchaser”).

R E C I T A L S

A. Company and the Purchasers have entered into that certain Note Purchase Agreement dated as of January 11, 2006 (as the same has been amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Agreement, the “Note Purchase Agreement”);

B. The Purchasers have been made aware that certain Events of Default have occurred and are continuing pursuant to Section 7.1(c) of the Note Purchase Agreement as a result of Company’s failure to comply with (A) the Senior Leverage Ratio covenant set forth in Section 6.2 of the Note Purchase Agreement for the twelve (12) month periods ended March 31, 2009 and June 30, 2009, (B) the Fixed Charge Coverage Ratio covenant set forth in Section 6.3 of the Note Purchase Agreement for the twelve (12) month periods ended March 31, 2009 and June 30, 2009 and (C) the Interest Coverage Ratio covenant set forth in Section 6.4 of the Note Purchase Agreement for the twelve (12) month periods ended March 31, 2009 and June 30, 2009 (such Events of Default, collectively, the “Designated Events of Default”);

C. Company has requested that the Purchasers (a) agree to waive the Designated Events of Default and (b) agree to amend the Note Purchase Agreement in certain respects, including, without limitation, to provide for the issue and sale by Company of (i) $10,000,000 in aggregate principal amount of additional Notes on the date hereof to the Sponsor Purchasers (as defined in the Note Purchase Agreement after giving effect to this Agreement), (ii) up to $2,500,000 in aggregate principal amount of additional Notes after the date hereof to the Sponsor Purchasers pursuant to the Capital Call Agreement (as defined in the Note Purchase Agreement after giving effect to this Agreement) and (iii) $125,000 in aggregate principal amount of additional Notes on or after the date hereof to the Bonus Note Purchaser (as defined in the Note Purchase Agreement after giving effect to this Agreement); and

D. The Purchasers are willing to make the foregoing waiver and amendments, in each case subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the terms and conditions hereof, the Purchasers and the Loan Parties hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Section 2. Limited Waiver. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 6 hereof, and in reliance upon the representations and warranties of the Loan Parties set forth in the Note Purchase Agreement and in this Agreement, the Purchasers hereby waive the Designated Events of Default. The foregoing is a limited waiver and the execution and delivery of this Agreement does not (a) constitute a waiver of any term or provision of the Senior Subordinated Debt Documents, except as expressly set forth above, or (b) constitute a waiver by any Purchaser of any of its other rights or remedies under the Senior Subordinated Debt Documents (all such rights and remedies being expressly reserved).

Section 3. Amendments. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Note Purchase Agreement and in this Agreement, the Note Purchase Agreement is hereby amended as follows:

(a) Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.1 Description of Notes. The Company will authorize the issue and sale of (a) $25,100,000 in aggregate principal amount of its 14.0% Senior Subordinated Notes due July 31, 2012 to be dated the Closing Date (the “Original Notes”), (b) $10,000,000 in aggregate principal amount of its 17.0% Senior Subordinated Notes due July 31, 2012 to be dated the Ninth Amendment Effective Date (the “Sponsor Notes”), (c) up to $2,500,000 in aggregate principal amount of its 17.0% Senior Subordinated Notes due July 31, 2012 to be dated after the Ninth Amendment Effective Date pursuant to the Capital Call Agreement and issued to the Sponsor Purchasers (the “Capital Call Notes”) and (d) $125,000 in aggregate principal amount of its 17.0% Senior Subordinated Notes due July 31, 2012 to be dated on or after the Ninth Amendment Effective Date and issued to the Bonus Note Purchaser (the “Bonus Notes” and, collectively with the Original Notes, the Sponsor Notes and the Capital Call Notes, the “Notes”). The Original Notes (in the form attached hereto as Exhibit A) shall bear interest from the Closing Date until the Ninth Amendment Effective Date at the rates in effect immediately prior to the

Ninth Amendment Effective Date and otherwise in accordance with the terms and conditions contained therein, and the Notes shall bear interest from the Ninth Amendment Effective Date until the Maturity Date at the rate of 17.0% per annum. In each case, such interest shall be computed on the basis of a year of 360 days and twelve 30-day months and payable quarterly in arrears on March 31st, June 30th, September 30th and December 31st (each, an “Interest Payment Date”) (commencing March 31, 2006). On each Interest Payment Date occurring during the period commencing on the Ninth Amendment Effective Date and continuing through December 31, 2010, the entire amount of the interest payable on the Notes shall be paid through an increase in the principal amount of the Notes; provided, however, if during such period (a) the Senior Leverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be less than or equal to 2.50 to 1.00 and (b) the Fixed Charge Coverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be higher than 1.10 to 1.00, interest payable on the Notes in the amount of twelve percent (12%) must be paid in cash and interest payable on the Notes in the amount of five percent (5%) may, at the Company’s option, be paid either (i) in cash or (ii) through an increase in the principal amount of the Notes. On each Interest Payment Date occurring on or after January 1, 2011 interest payable on the Notes in the amount of twelve percent (12%) must be paid in cash and interest payable on the Notes in the amount of five percent (5%) may, at the Company’s option, be paid either (i) in cash or (ii) through an increase in the principal amount of the Notes. At any time after the Ninth Amendment Effective Date, the Company shall have the option, in its sole discretion, to pay the entire amount of the interest payable on the Notes on each Interest Payment Date, through an increase in the principal amount of the Notes, such interest to accrue at a rate of seventeen percent (17%) on the aggregate principal amount of the Notes. Any such increase in the principal amount of the Notes pursuant to this Section 1.1 shall be evidenced by an amended and restated Note to the extent requested by any Purchaser, which request shall not be more frequently than annually. Notwithstanding the foregoing, the Company shall pay interest on the Notes in cash by wire transfer of immediately available funds to an account designated in writing by the holder (i) on each Interest Payment Date following the payment in full, and termination of all commitments to lend, of the Senior Debt and on the Maturity Date, and (ii) at the option of the Company, if permitted by the Senior Loan Documents, on each Interest Payment Date prior to the Senior Debt Maturity Date. Furthermore, on any Interest Payment Date, commencing with the first Interest Payment Date following the fifth anniversary of the Closing Date, if the aggregate amount which would be includible in income of the holders of the Original Notes for periods ending on or before such Interest Payment Date (within the meaning of Section 163(i) of the Code) (the “Aggregate Accrual”) would exceed an amount equal to the sum of (x) the aggregate amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Original Notes on or before such Interest Payment Date (determined without regard to the amounts payable on such Interest Payment Date under this Section 1.1) and (y) the product of (a) the issue price (as defined in Sections 1273(b) and 1274(a) of the Code) of the Original Notes and (b) the yield to maturity (interpreted in accordance with

Section 163(i) of the Code) of the Original Notes (such sum, the “Maximum Accrual”), then the Company shall pay to the holders of the Original Notes in cash an aggregate amount equal to the excess, if any, of the Aggregate Accrual over the Maximum Accrual; provided, that such payment is then permitted under the Senior Credit Agreement. During the continuance of an Event of Default, the Notes will, to the extent permitted by law, bear a default rate of interest (computed on the basis of 360 days and twelve 30-day months) from the date of occurrence of such Event of Default at the rate of 2.0% per annum in excess of the then prevailing interest rate on the Notes at such time, payable in cash on demand and at maturity in full in cash (the “Default Rate”). The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts set forth in Section 1 of this Agreement. The terms which are capitalized herein shall have the meanings set forth in Annex A unless the context shall otherwise require.”

(b) Section 1.7 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.7 Commitment; Closing Date. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth the Company agrees to issue and sell to you, and you (severally, but not jointly) agree to purchase from the Company, the Notes in the aggregate principal amount set forth opposite your name on Schedule I hereto on the Closing Date, in the case of the Original Notes, or on or after the Ninth Amendment Effective Date, in the case of the Sponsor Notes, the Capital Call Notes or the Bonus Notes, as applicable, for an aggregate purchase price equal to the principal amount of such Notes. In addition, in connection with the sale of the Sponsor Notes and the Bonus Notes, Holdings agrees to sell to each Sponsor Purchaser and Bonus Note Purchaser, and each Sponsor Purchaser and Bonus Note Purchaser agrees to purchase from Holdings on the Ninth Amendment Effective Date the Warrants set forth opposite each Purchaser’s name on Schedule II. The Company, Holdings and the Purchasers acknowledge and agree that the Sponsor Notes and the Bonus Notes, as applicable, and the Warrants by Holdings are intended to be treated as “investment units” for U.S. federal income tax purposes, and, in connection therewith further acknowledge and agree (i) that the fair market value of each Warrant and the fair market value of each Note with respect to each Purchaser is set forth on Schedule II, and (ii) to be bound by the allocation set forth on Schedule II for all tax purposes pursuant to Treasury Regulation §1.1273-2(h).

Delivery of the Notes will be made at the offices of Ropes & Gray LLP, against payment therefor by wire transfer to the Company, in the amount of the purchase price, (a) on January 11, 2006 (the “Closing Date”), in the case of the Original Notes, (b) on the Ninth Amendment Effective Date, in the case of the Sponsor Notes and (c) on or after the Ninth Amendment Effective Date, in the case of the Capital Call Notes or the Bonus Notes, as applicable. The Notes delivered to you on the Closing Date or on or after the Ninth Amendment Effective Date, as applicable, will be delivered to you in the form of registered Notes in the form attached hereto as Exhibit A, for the full amount of your purchase (unless different denominations are specified by you), registered in your name or in the name of your nominee, all as you may specify at any time prior to the date fixed for delivery.”

(c) Section 1 of the Note Purchase Agreement is hereby amended by adding a new Section 1.9 to read as follows:

“Section 1.9 Application of Repayments. Notwithstanding anything to the contrary contained herein or in any other Senior Subordinated Debt Document, any repayment by the Company of any principal amount outstanding under any Note, including, without limitation, (a) any repayment on the Maturity Date, (b) any voluntary or mandatory prepayment pursuant to Sections 1.2, 1.3 or 1.4 hereof, or (c) any repayment following any acceleration of the Notes pursuant to Section 7.3 hereof, shall be applied to repay the Notes pro rata (based on the unpaid principal amounts of the Notes). In the event that any Purchaser receives any amount in respect of any Note at a time when such Purchaser is not permitted to receive such amount pursuant to the terms hereof, such Purchaser shall promptly deliver, or cause to be delivered, the same to the Purchaser or Purchasers entitled thereto pursuant to the terms hereof and, until so delivered, shall hold the same in trust as the property of the appropriate Purchaser or Purchasers and shall not commingle the same with any of its other property.”

(d) Section 4.1(a) of the Note Purchase Agreement is hereby amended by deleting the proviso at the end thereof in its entirety and substituting the following in lieu thereof:

“provided, however, that the audited financial statements described herein for the fiscal year ended December 31, 2008 shall be delivered no later than September 30, 2009; and”

(e) Section 4.2(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a) the Company agrees to deliver to the Purchasers no later than Tuesday of each week, commencing on the first Tuesday following the Ninth Amendment Effective Date and ending as of December 31, 2010, a rolling thirteen (13) week cash flow forecast on a consolidated basis for Holdings, the Company and their Subsidiaries, together with a comparison of the corresponding figures for the corresponding periods of the previous week contained in the thirteen (13) week cash flow forecast for such previous week, which shall all be in form and detail reasonably satisfactory to the Majority Purchasers (the Majority Purchasers hereby acknowledge that the form and detail of the rolling thirteen (13) week cash flow forecasts previously delivered to the Majority Purchasers are satisfactory) and shall be certified on behalf of the Company by a Responsible Officer of the Company.”

(f) Section 4.2(e) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(e) (i) together with each delivery of financial statements pursuant to subsection 4.1(b), a management report, in reasonable detail, signed by the chief financial officer or controller of the Borrower, describing the operations and financial condition of the Borrower and its Subsidiaries for the month and the portion of the fiscal year then ended (or for the fiscal year then ended in the case of annual financial statements), and (ii) together with each delivery of financial statements pursuant to subsections 4.1(a) and (b), a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year delivered pursuant to subsection 4.2(g) and discussing the reasons for any significant variations;”

(g) Section 4.9 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 4.9 Inspection of Property and Books and Records. The Company shall maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiaries. The Company shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Purchasers (at the expense of the Company; provided that (a) if York Street is the Majority Purchaser, the Company shall be responsible for such expenses not more than one (1) time per year for each Purchaser and (b) if York Street is not the Majority Purchaser, the Company shall be responsible for such expenses not more than one (1) time per year for all Purchasers as a single group, in each case, unless an Event of Default has occurred and is continuing), to visit and inspect any of their respective Properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; and provided, further, however, when an Event of Default exists the Original Purchasers may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.”

(h) Section 4.10 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“The Company shall use the proceeds of the issuance of the Original Notes as set forth in Section 2.5 hereof. The Company shall use the proceeds of the issuance of the Sponsor Notes in accordance with the provisions of Section 6(i) of the Ninth Amendment to the Note Purchase Agreement.”

(i) Section 5.5(a) of the Note Purchase Agreement is hereby amended by inserting the following parenthetical at the end thereof:

“(including without limitation Indebtedness incurred pursuant to the Capital Call Notes, the Sponsor Notes and the Bonus Notes);”

(j) Section 5.5(i) of the Note Purchase Agreement is hereby amended by deleting it in its entirety and substituting the phrase “[Reserved]” in lieu thereof.

(k) Section 5.6(b) of the Note Purchase Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided, further, that in no event shall the Company or such Subsidiary perform or provide any material management, consulting, administrative or similar services to or for any Person other than the Company or a Subsidiary of the Company or a customer in the Ordinary Course of Business.”

(l) Sections 5.7(c) and 5.7(d) of the Note Purchase Agreement are hereby amended and restated in their entirety to read as follows:

“(c) payment of directors’ fees in an aggregate amount not to exceed $50,000 in any fiscal quarter of the Company commencing after the Ninth Amendment Effective Date and reimbursement of actual, reasonable, out-of-pocket expenses incurred in connection with attending board of director meetings, in each case to individuals who are not employees, consultants or independent contractors of the Company, any of its Subsidiaries, the Sponsor, or any of their respective Affiliates (including, with respect to the Sponsor, any Controlled Investment Affiliates);

(d) payment of management fees to Sponsor and its Controlled Investment Affiliates pursuant to the Management Agreement, as in effect on the Ninth Amendment Effective Date, not to exceed, in the aggregate, per annum, the greater of (i) $1,500,000 or (ii) five percent (5%) of EBITDA for the applicable calendar year, payable in equal quarterly installments as provided in the Management Agreement, as in effect on the Ninth Amendment Effective Date, together with reimbursement of actual, reasonable, out-of-pocket expenses and payment of customary investment banking fees in connection with Permitted Acquisitions and financings pursuant to the Management Agreement, as in effect on the Ninth Amendment Effective Date; provided, that no other investment banking fees (other than customary brokers’ fees) have been or will be paid by the Company or its Subsidiaries in connection with any such Permitted Acquisition or financing; provided, further, however, that (A) if payments of principal, interest or other amounts due and owing to the Purchasers hereunder are not being paid when due, (B) upon notice from the Majority Purchasers that any Event of Default under Section 7.1(c) has occurred and is continuing or would arise as a result of such payment (or automatically while any Event of Default under subsections 7.1(a), 7.1(f), 7.1(g) or 7.1(m)(iv) has occurred and is continuing or would arise as a result of such payment), or (C) during any period with respect to which the entire amount of the interest payable on the Notes is required to be paid through an increase in the principal amount of the Notes pursuant to Section 1.1 hereof, the fees and expenses (other than actual, reasonable, out-of-pocket expenses) described in this clause (d) shall not be paid. Notwithstanding the foregoing, such fees and expenses shall continue to accrue during any such period and any such accrued fees and expenses may later be paid (for purposes of clarification, no sooner than on January 1, 2010), but only to the extent that (A) both before and after giving effect to any such payment, (1) the Senior Leverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be less than 2.50 to 1.00 for all proposed payment dates on or prior to December 31, 2010 and 3.00 to 1.00 thereafter and (2) the Fixed Charge Coverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be higher than 1.10 to 1.00 and (B)(i) the Company shall have paid in cash to the Purchasers the portion of the interest accruing on the Notes at the rate of not less than 12% per annum for the interest period from January 1, 2009 through the date of such proposed payment; provided that the remainder of such interest (i.e., with respect to any interest period occurring prior to the Ninth Amendment Effective Date, 4% per annum and, with respect to any interest period occurring thereafter, 5% per annum) accruing during any such period shall have been capitalized and added to the outstanding principal amount of the Notes at the end of each fiscal quarter ending during such period (it being understood and agreed that, for the avoidance of doubt, in no event shall any such accrued fees and expenses (including any amounts which have been compounded or otherwise capitalized) be paid if, at the time of such proposed payment, any of the events described in the second proviso of the immediately preceding sentence shall have occurred and been continuing); and”

(m) Section 5.11(g) of the Note Purchase Agreement is hereby amended by deleting it in its entirety and substituting the phrase “[Reserved]” in lieu thereof.

(n) Section 5.11(h) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(h) pay, as and when due and payable, cash payments in amounts required to be paid pursuant to the terms of the Elite Deferred Payment and/or the Elite Earn-Out Obligation in accordance with the provisions of Sections 1.2(c) and 1.2(e) of the Elite Acquisition Agreement as in effect on the Sixth Amendment Effective Date; provided, that all of the following conditions are satisfied at the time of the making of any Elite Deferred Payment and/or Elite Earn-Out Obligation:

(A) prior to the making of such payment, the Purchasers shall have received (i) written notice from the Company of the Company’s desire to make such payment, (ii) a written calculation of such payment, together with all other deliveries made to or by the Company or any of its Subsidiaries under the Elite Acquisition Agreement in respect thereof, and

(iii) a certificate by a Responsible Officer stating the Company and its Subsidiaries are in compliance with the terms hereof and of the Elite Acquisition Agreement in respect of the making of such payment;

(B) without limiting the foregoing, all events and conditions required for such payment under the terms of the Elite Acquisition Agreement to be due and payable shall have occurred and been satisfied (and no conditions thereof shall have been waived or modified without the prior written consent of the Majority Purchasers);

(C) no Default or Event of Default has occurred and is continuing or would arise as a result of the making of such payment;

(D) after giving effect to the making of such payment, the Loan Parties are in compliance on a pro forma basis with the financial covenants set forth in Article VI of the Senior Credit Agreement (recomputed for the most recent quarter for which financial statements have been delivered in accordance with the terms of the Senior Credit Agreement after giving effect thereto as if such payment was made during the period covered thereby);

(E) after giving effect to the making of such payment, the Senior Leverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be less than 2.50 to 1.00; and

(F) after giving effect to the making of such payment, Availability (as defined in the Senior Credit Agreement) under the Senior Credit Agreement is not less than $3,000,000.”

(o) Section 5.20 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.20 New Subsidiaries. If any of the Company, Holdings or their Subsidiaries shall form or acquire any domestic Subsidiary on or after the date hereof, such Person shall promptly cause any such Subsidiary to execute and deliver to the Purchasers, in form and substance reasonably satisfactory to the Majority Purchasers, (i) an absolute and unconditional guarantee of payment of any and all present and future Obligations and (ii) such other agreements, documents and instruments as the Majority Purchasers may reasonably require, including, but not limited to, supplements and amendments hereto.

(p) Section 6.2 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.2 Senior Leverage Ratio. The Company shall not permit its

Senior Leverage Ratio for the twelve month period ending on any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Date	Maximum Senior Leverage Ratio

March 31, 2006	4.03 to 1.00
June 30, 2006	4.03 to 1.00
September 30, 2006	4.03 to 1.00
December 31, 2006	4.03 to 1.00

March 31, 2007	3.85 to 1.00
June 30, 2007	4.03 to 1.00
September 30, 2007	4.03 to 1.00
December 31, 2007	4.03 to 1.00

March 31, 2008	3.74 to 1.00
June 30, 2008	3.45 to 1.00
September 30, 2008	3.85 to 1.00
December 31, 2008	3.85 to 1.00

March 31, 2009	3.74 to 1.00
June 30, 2009	3.68 to 1.00

March 31, 2010	8.63 to 1.00
June 30, 2010	7.48 to 1.00
September 30, 2010	7.19 to 1.00
December 31, 2010	6.33 to 1.00
March 31, 2011 and the last day of each fiscal quarter thereafter	2.88 to 1.00

“Senior Leverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(q) Section 6.3 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.3 Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio for the twelve month period (unless otherwise noted in the table below) ending on any date set forth below to be less than the minimum ratio set forth in the table below opposite such date:

Date	Minimum Fixed Charge Ratio

Date	Minimum Fixed Charge Ratio
March 31, 2006	0.96 to 1.00
June 30, 2006	0.96 to 1.00
September 30, 2006	0.96 to 1.00
December 31, 2006	0.96 to 1.00
0.96 to 1.00
March 31, 2007	0.96 to 1.00
June 30, 2007	0.96 to 1.00
September 30, 2007	0.96 to 1.00
December 31, 2007	0.96 to 1.00

March 31, 2008	1.00 to 1.00
June 30, 2008	1.00 to 1.00
September 30, 2008	0.96 to 1.00
December 31, 2008	0.96 to 1.00

March 31, 2009	0.96 to 1.00
June 30, 2009	0.96 to 1.00

March 31, 2010 (for the seven month period commencing on September 1, 2009 through and including March 31, 2010)	0.87 to 1.00
June 30, 2010 (for the ten month period commencing on September 1, 2009 through and including June 30, 2010)	0.91 to 1.00
September 30, 2010	0.96 to 1.00
December 31, 2010	0.91 to 1.00
March 31, 2011 and the last day of each fiscal quarter thereafter	0.96 to 1.00

“Fixed Charge Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(r) Section 6.4 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.4 Interest Coverage Ratio. The Company shall not permit its Interest Coverage Ratio for the twelve month period (unless otherwise noted in the table below) ending on any date set forth below to be less than the minimum ratio set forth in the table below opposite such date:

Date	Minimum Interest Coverage Ratio

March 31, 2006	1.96 to 1.00
June 30, 2006	1.96 to 1.00
September 30, 2006	2.04 to 1.00
December 31, 2006	2.09 to 1.00

March 31, 2007	2.13 to 1.00
June 30, 2007	1.96 to 1.00
September 30, 2007	1.96 to 1.00
December 31, 2007	1.96 to 1.00

March 31, 2008	1.96 to 1.00
June 30, 2008	2.04 to 1.00
September 30, 2008	1.74 to 1.00
December 31, 2008	1.74 to 1.00

March 31, 2009	1.83 to 1.00
June 30, 2009	1.83 to 1.00

March 31, 2010 (for the seven month period commencing on September 1, 2009 through and including March 31, 2010)	1.09 to 1.00
June 30, 2010 (for the ten month period commencing on September 1, 2009 through and including June 30, 2010)	1.09 to 1.00
September 30, 2010	1.09 to 1.00
December 31, 2010	1.09 to 1.00
March 31, 2011 and the last day of each fiscal quarter thereafter	2.00 to 1.00

“Interest Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(s) The following new Section 7.4 is hereby added to the Note Purchase Agreement:

“Section 7.4 Enforcement. Notwithstanding anything to the contrary contained herein or in any other Senior Subordinated Debt Document or the Intercreditor Agreement, the authority to enforce rights and remedies hereunder and under the other Senior Subordinated Debt Documents and the Intercreditor Agreement or at law, in equity or otherwise shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Original Purchasers, or as the Majority Purchasers may require or otherwise direct, for the benefit of all the Purchasers.”

(t) The proviso to Section 8.1 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“provided that no such amendment or waiver shall be effective which will extend the time for payment (including any prepayment required by Section 1.2) of the principal of or the interest on any Note or change the principal amount thereof or reduce the rate of interest thereon without the written consent of each Purchaser that is directly and adversely affected thereby in a disproportionate manner. Notwithstanding anything to the contrary contained in the foregoing, the Sponsor Purchasers shall not be entitled to vote with respect to, but shall be subject to, any forbearance or similar action agreed upon or entered into by the Majority Purchasers.”

(u) Section 8.2 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 8.2 Solicitation of Holders. So long as there are any Notes outstanding, the Company and its Affiliates will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of Original Notes, as the case may be (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company and its Affiliates will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions of this Agreement or the Notes unless such remuneration is concurrently offered, on the same terms, pro rata based on the principal amount outstanding to the holders of the then outstanding Original Notes.”

(v) Section 9.1 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 9.1 Accounting Principles. If any change in GAAP results in a change in the calculation of the financial covenants or interpretation of related provisions of this

Agreement or any other Senior Subordinated Debt Document, then the Company and the Purchasers agree to amend such provisions of this Agreement so as to equitably reflect such changes in GAAP with the desired result that the criteria for evaluating the Company’s financial condition shall be the same after such change in GAAP as if such change had not been made, provided that, notwithstanding any other provision of this Agreement, the Majority Purchasers’ agreement to any amendment of such provisions shall be sufficient to bind all Purchasers; and, provided further, until such time as the financial covenants and the related provisions of this Agreement have been amended in accordance with the terms of this Section 9.1, the calculations of financial covenants and the interpretation of any related provisions shall be calculated and interpreted in accordance with GAAP as in effect immediately prior to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Holdings, the Company, or any of their respective Subsidiaries at “fair value”, as defined therein.”

(w) The fifth sentence of Section 10.2 of the Note Purchase Agreement is hereby amended by deleting the phrase “holders of the Notes” and inserting the phrase “Majority Purchasers” in lieu thereof.

(x) Section 11 of the Note Purchase Agreement is hereby amended by adding a new Section 11.17 to read as follows:

“Section 11.17 Joinder Agreement. Any Person that purchases any Notes on or after the Ninth Amendment Effective Date shall execute a joinder agreement in the form of Exhibit B attached hereto, and by such Person’s execution thereof, such Person shall become a party to this Agreement and, except as set forth herein, such Person shall have the rights and obligations of a Purchaser hereunder and under the other Senior Subordinated Debt Documents and shall be bound by the terms and provisions hereof.”

(y) The last sentence of the definition of “Affiliates” set forth in Annex A to the Note Purchase Agreement is hereby amended by inserting the word “Original” immediately prior to the word “Purchaser”.

(z) The definition of “Majority Purchasers” set forth in Annex A to the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

““Majority Purchasers” means the holders of a majority in aggregate principal amount of the Original Notes at the time outstanding.”

(aa) The definition of “Notes” set forth in Annex A to the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

““Notes” shall have the meaning assigned to it in Section 1.1.”

(bb) The definition of “Purchasers” set forth in Annex A to the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

““Purchasers” shall mean, collectively, the Original Purchasers, the Sponsor Purchasers and the Bonus Note Purchaser.”

(cc) The definition of “Senior Subordinated Debt Documents” set forth in Annex A to the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

““Senior Subordinated Debt Documents” shall mean this Agreement, the Notes, the Guaranties, the Capital Call Agreement and the other agreements, certificates, instruments and documents delivered herewith and therewith.”

(dd) Annex A to the Note Purchase Agreement is hereby amended by inserting the following defined terms therein in appropriate alphabetical order:

““Bonus Notes” shall have the meaning assigned to it in Section 1.1.”

““Bonus Note Purchaser” shall mean Andrew C. Clarke.”

““Capital Call Agreement” means the Capital Call Agreement dated as of the Ninth Amendment Effective Date among the Sponsor, the Borrower and Holdings.”

““Capital Call Notes” shall have the meaning assigned to it in Section 1.1.”

““Co-Investor Letter Agreement” means the Co-Investor Letter Agreement dated as of the Ninth Amendment Effective Date among the Sponsor and each of the co-investors party thereto.”

““Ninth Amendment” means the Waiver and Ninth Amendment to Note Purchase Agreement dated as of the Ninth Amendment Effective Date among Holdings, the Borrower, Elite, Panther Sub, Integres, Integres Sub and the Purchasers.”

““Ninth Amendment Effective Date” means August 31, 2009.”

““Original Notes” shall have the meaning assigned to it in Section 1.1.”

““Original Purchasers” means the Person designated as an Original Purchaser on Schedule I hereto and their permitted successors and assigns other than the Sponsor or the Borrower or any of their Affiliates.”

““Sponsor Notes” shall have the meaning assigned to it in Section 1.1.”

““Sponsor Purchasers” means each Person designated as a Sponsor Purchaser on Schedule I hereto.”

““Warrants” means warrants to purchase equity securities of Holdings in the form attached hereto as Exhibit C.

(ee) Schedule I to the Note Purchase Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

(ff) The calculation of EBITDA in Exhibit B to Exhibit 4.2(b) to the Note Purchase Agreement is hereby amended by adding the following add-back and note at the end thereof:

“Plus:	Severance payments and other non-recurring restructuring costs and pro forma cost savings as are reasonably acceptable to the Majority Purchasers based upon data presented to the Majority Purchasers to their reasonable satisfaction to the extent deducted in calculating net income (or loss) for such period	$

For all purposes, EBITDA for the months ending on the dates set forth below shall be deemed increased by the following amounts:

	January 31, 2009		$219,500
	February 28, 2009		$193,000
	March 30, 2009		$134,100
	April 30, 2009		$123,365
	May 31, 2009		$56,410
	June 30, 2009		$31,410
	July 31, 2009		$18,333
	August 31, 2009		$10,000
	September 30, 2009		$10,000”

(gg) The calculation of Senior Indebtedness set forth in Exhibit B to Exhibit 4.2(b) to the Note Purchase Agreement is hereby amended by amending and restating the first line item thereof to read as follows:

“Average of the Revolving Loan (as defined in the Senior Credit Agreement) balance as of the last day of each of the twelve months ended on date of measurement (or, with respect to any measurement date ending on or prior to August 31, 2010, the average of the Revolving Loan (as defined in the Senior Credit Agreement) balance as of the last day of each calendar month since the Ninth Amendment Effective Date)	$	”

Section 4. Financial Covenants. During the period from the date hereof through December 31, 2009, the requirements of Company to comply with the financial performance covenants set forth in Section VI of the Note Purchase Agreement for the twelve month measurement periods ending on September 30, 2009 and December 31, 2009 are hereby suspended. Such covenant compliance requirements shall be automatically reinstated with full force and effect for all periods commencing with the twelve month period ending March 31, 2010 and thereafter, in accordance with the terms of the Note Purchase Agreement. Notwithstanding the foregoing, Company shall continue to compute and report the results of such financial performance covenants in its Compliance Certificate for each measurement period in 2009.

Section 5. Ratification of Liability and Outstanding Obligations; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Note Purchase Agreement and the other Senior Subordinated Debt Documents, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by any Purchaser of such liabilities, obligations and agreements through and as of the date hereof; (ii) each Purchaser has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; (iii) the Recitals set forth above are true and correct in all material respects and hereby are incorporated into this Agreement by this reference; and (iv) except as set forth in Section 2 of this Agreement, no Purchaser waives, diminishes or limits any term or condition contained in the Note Purchase Agreement or in any of the other Senior Subordinated Debt Documents. Each Loan Party hereby acknowledges, confirms and agrees that the payment of the outstanding principal amount of the Original Notes is not subject to any defense, counterclaim, recoupment or offset of any kind. IN CONSIDERATION OF THE AGREEMENTS OF THE ORIGINAL PURCHASERS CONTAINED IN THIS AGREEMENT, EACH LOAN PARTY, JOINTLY AND SEVERALLY, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES EACH ORIGINAL PURCHASER AND EACH OF ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PARTICIPANTS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH SUCH LOAN PARTY OR ANY OF ITS AFFILIATES MAY NOW HAVE OR CLAIM TO HAVE AGAINST SUCH ORIGINAL PURCHASERS OR ANY OTHER RELEASED PERSON ON ACCOUNT OF OR IN ANY WAY RELATING TO, CONCERNING, ARISING OUT OF OR BASED UPON THE NOTE PURCHASE AGREEMENT, THE OTHER SENIOR SUBORDINATED DEBT DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED OR OTHERWISE EVIDENCED THEREBY, AND OF EVERY NATURE AND EXTENT WHATSOEVER, IN EACH CASE TO THE EXTENT (Y) ARISING ON OR PRIOR TO THE DATE HEREOF OR (Z) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF, BUT IN ALL CASES EXCLUDING ANY SUCH DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION TO THE EXTENT ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH ORIGINAL PURCHASER, IN EACH CASE AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT OR ORDER.

Section 6. Conditions to Effectiveness. The effectiveness of the Purchasers’ obligations and agreements under this Agreement is subject to the satisfaction of all of the following conditions in a manner, form and substance reasonably satisfactory to the Majority Purchasers:

(a) the execution and delivery of this Agreement by each of the Loan Parties and the Majority Purchasers;

(b) receipt by the Purchasers of a joinder to the Note Purchase Agreement, duly executed and delivered by the Sponsor Purchasers, in substantially the form attached hereto as Exhibit B;

(c) receipt by the Purchasers of the Capital Call Agreement and the Co-Investor Letter Agreement;

(d) receipt by the Purchasers of a copy of the Third Amended and Restated Certificate of Incorporation of Holdings certified by the Secretary of State of the State of Delaware;

(e) delivery to each Sponsor Purchaser of a duly executed Sponsor Note;

(f) delivery to the Bonus Note Purchaser of a duly executed Bonus Note;

(g) delivery to each Sponsor Purchaser and the Bonus Note Purchaser of a duly executed Warrant;

(h) delivery to the Purchasers of evidence in form and substance reasonably satisfactory to the Majority Purchasers of corresponding waivers and amendments to the Senior Credit Agreement by the Loan Parties and the Senior Lenders;

(i) delivery to the Purchasers of evidence in form and substance reasonably satisfactory to the Majority Purchasers of (i) the receipt by Antares Capital Corporation, as administrative agent for the Senior Lenders (the “Senior Agent”) on the Ninth Amendment Effective Date of an optional prepayment by Company in an amount not less than $6,500,000 (it being agreed that, notwithstanding anything set forth to the contrary in the Senior Credit Agreement or any other Senior Loan Document, such prepayment shall be applied to prepay all remaining scheduled installments of the Term Loan (as defined in the Senior Credit Agreement) in the direct order of their maturity and (ii) application by the Company of an additional $3,500,000 to pay transaction costs, repayments of the Revolving Loans (as defined in the Senior Credit Agreement) and general working capital liquidity needs of the Company and its Subsidiaries;

(j) receipt by the Purchasers of the Reaffirmation of and Fifth Amendment to Subordination Agreement duly executed and delivered by each Loan Party, each Senior Lender, the Senior Agent and the Sponsor Purchaser; and

(k) receipt by the Purchasers of payment of all accrued and unpaid reasonable fees, costs and expenses due to the Purchasers, including, without limitation, the reasonable fees, charges and disbursements of Goodwin Procter LLP, in connection with the negotiation, execution and delivery of this Agreement and any related document.

The signature on behalf of the Loan Parties hereto shall constitute a representation, warranty and covenant by such Persons that the conditions set forth in this Section 6 have been satisfied or waived in writing by the Majority Purchasers as of the date hereof.

Section 7. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to each Purchaser that: (i) it has the corporate or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall constitute the legal, valid and binding obligation of such Loan Party, enforceable upon such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; (iii) the execution and delivery of this Agreement does not and will not contravene, conflict with, violate or constitute a default under the Organization Documents of such Loan Party, any Requirement of Law, any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its Property is subject or any material Contractual Obligation to which such Loan Party is a party; (iv) no Default or Event of Default presently exists other than the Designated Events of Default, and (v) except as set forth in that certain Waiver and Ninth Amendment to Credit Agreement dated as of the date hereof by and among the Loan Parties, the Senior Lenders signatory thereto and the Senior Agent (the “Senior Amendment”), neither the Sponsor, any Loan Party nor any of their respective Affiliates has paid or has agreed to pay any fee (including any amendment fee), consideration or other amount to any lender or agent party to any Senior Loan Document in connection with the Senior Amendment or the forbearance and the amendments contemplated thereby.

Section 8. Representations and Warranties of the Sponsor Purchasers. Each Sponsor Purchaser, represents and warrants individually (not jointly and severally) to the Loan Parties that the representations and warranties set forth in Section 3.24 of the Note Purchase Agreement are true and correct as of the date hereof.

Section 9. Costs and Expenses. Each Loan Party hereby ratifies and reaffirms its fee, cost and expense reimbursement obligations under Section 11.4 of the Note Purchase Agreement.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 11. Further Assurances. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as may be reasonably required by any Purchaser to effectuate fully the intent of this Agreement.

Section 12. Amendment to the Note Purchase Agreement and the other Senior Subordinated Debt Documents. The Note Purchase Agreement and the other Senior Subordinated Debt Documents shall be deemed to be amended by this Agreement. Any references contained in the Note Purchase Agreement or any other Senior Subordinated Debt Document to the “Note Purchase Agreement” shall be deemed to refer to the Note Purchase Agreement, as amended hereby. Except as amended hereby, all terms and conditions of the Note Purchase Agreement and the other Senior Subordinated Debt Documents remain in full force and effect. This Agreement is not a novation, nor is it to be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Note Purchase Agreement or any of the other Senior Subordinated Debt Documents, except as expressly stated herein. This Agreement shall constitute a Senior Subordinated Debt Document.

Section 13. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 14. Captions. The captions and headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 15. Entire Agreement. Except to the extent specifically set forth herein, the Purchasers reserve and preserve all rights and remedies under the Note Purchase Agreement and the other Senior Subordinated Debt Documents. This Agreement contains the entire agreement among the Purchasers and the Loan Parties with respect to the Designated Events of Default and with respect to the Purchasers’ agreement to forbear from exercising rights and remedies on account of the Designated Events of Default.

Section 16. Drafting and Negotiation of Agreement. Each Loan Party acknowledges that (i) it has been represented by its own counsel in connection with the negotiation, preparation and execution of this Agreement and all other agreements, documents and instruments executed in connection herewith and therewith, and the transactions contemplated herein and therein, (ii) it has exercised independent judgment with respect to such negotiation, preparation and execution and transactions, (iii) it has not relied on any other party hereto or thereto (or counsel for such party) with respect to such agreements, documents and instruments and such transactions and (iv) any principal of contract construction that favors or disfavors the parties whose attorneys have drafted a contract, or provision thereof, shall not be applied to this Agreement or such other agreements, documents and instruments. No prior drafts of this Agreement, or any negotiations regarding the terms in those drafts, shall be admissible in any court to vary or interpret the terms of this Agreement, the parties hereto agreeing that this Agreement constitutes the final expression of the parties’ agreement and supersedes all prior written and oral understandings regarding the terms of this Agreement.

Section 17. Governing Law; Submission to Jurisdiction.

(a) The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

(b) Any legal action or proceeding with respect to this Agreement or any other Senior Subordinated Debt Document may be brought in the courts of the State of New York located in the City of New York, New York, or of the United States of America sitting in New York, New York and, by execution and delivery of this Agreement, Company and each other Loan Party executing this Agreement hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Section 18. WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE OTHER SENIOR SUBORDINATED DEBT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 19. Reaffirmation. Each of the Loan Parties as debtor or guarantor or in any other similar capacity in which such Loan Party otherwise acts as accommodation party, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Senior Subordinated Debt Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party guaranteed the Obligations under or with respect to the Senior Subordinated Debt Documents, ratifies and reaffirms such guarantee. Each of the Loan Parties hereby consents to this Agreement and acknowledges that each of the Senior Subordinated Debt Documents remains in full force and effect and is hereby ratified and reaffirmed. Effective as of the Ninth Amendment Effective Date, (i) the Limited Guaranty, dated as of April 6, 2009, by and between the Sponsor and the Senior Agent, and (ii) the Co-Investor Letter Agreement, dated as of April 6, 2009, by and among David K. Sokolowski Revocable Trust U/A/D 2/16/1998, York Street Mezzanine Partners, L.P., York Street Mezzanine Partners II, L.P., CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Company, CUMIS Insurance Society, Inc., Members Life Insurance Company, Antares Capital Corporation, RGIP, LLC, John Anderson and Fenway Partners Capital Fund II, L.P., each as now in effect, are hereby terminated and without further force or effect.

[remainder of page intentionally left blank;

signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

COMPANY:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

OTHER LOAN PARTIES:

PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

PURCHASERS:

YORK STREET MEZZANINE PARTNERS, L.P.
By:	York Street Capital Partners, L.L.C., its general partner

By:	/s/ Robert M. Golding

	Name:	Robert M. Golding
	Title:	Managing Director

YORK STREET MEZZANINE PARTNERS II, L.P.
By:	York Street Capital Partners II, L.L.C., its general partner

By:	/s/ Robert M. Golding
	Name:	Robert M. Golding
	Title:	Managing Director

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

CUNA MUTUAL INSURANCE SOCIETY

By:	/s/ James E. McDonald, Jr.
	Name:	James E. McDonald, Jr.
	Title:	Director, Private Placements

CUMIS INSURANCE SOCIETY, INC.

By:	/s/ James E. McDonald, Jr.
	Name:	James E. McDonald, Jr.
	Title:	Director, Private Placements

MEMBERS LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald, Jr.
	Name:	James E. McDonald, Jr.
	Title:	Director, Private Placements

CUNA MUTUAL LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald, Jr.
	Name:	James E. McDonald, Jr.
	Title:	Director, Private Placements

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

FENWAY PANTHER HOLDINGS, LLC

By:.	/s/ Illegible
Name:
Title: Manager

FAST CAT ENTERPRISES, LLC

By:
Name:
Title:

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

FENWAY PANTHER HOLDINGS, LLC

By:
Name:
Title:

FAST CAT ENTERPRISES, LLC

By:	/s/ Daniel K. Sokolowski
	Name:	Daniel K. Sokolowski
	Title:	Member

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Brian E. Sommerfeld
	Name:	Brian E. Sommerfeld
	Title:	Duly Authorized Signatory

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

By:	/s/ Andrew C. Clarke
	Name:	Andrew C. Clarke

[Signature Page to Waiver and Ninth Amendment to Note Purchase Agreement]

Schedule I

Purchasers

ORIGINAL PURCHASERS

NAME AND ADDRESS OF ORIGINAL PURCHASER	PRINCIPAL AMOUNT OF ORIGINAL NOTES TO BE PURCHASED		WIRE TRANSFER INSTRUCTIONS
York Street Mezzanine Partners, L.P.	$17,928,571	*+	York Street Mezzanine Partners, L.P.
York Street Mezzanine Partners II, L.P.			Bank Name:	JP Morgan Chase Bank, N.A.
			Bank Address:	One Chase Manhattan Plaza, New York, NY
			Account Number:	XXXXXXXXX
			ABA Number:	XXXXXXXXX
			Account Name:	York Street Mezzanine Partners, L.P.
			Reference:	Panther Transportation
York Street Mezzanine Partners II, L.P.
			Bank Name:	JP Morgan Chase Bank, N.A.
			Bank Address:	One Chase Manhattan Plaza, New York, NY
			Account Number:	XXXXXXXXX
			ABA Number:	XXXXXXXXX
			Account Name:	York Street Mezzanine Partners II, L.P.
			Reference:	Panther Transportation

CUMIS Insurance Society, Inc.	$1,075,714.35	*

*	Represents the actual principal amounts purchased by the Original Purchasers on the Closing Date.
+	York Street Mezzanine Partners II, L.P. purchased a portion of the Notes originally purchased by York Street Mezzanine Partners, L.P. after the Closing Date.

ORIGINAL PURCHASERS

NAME AND ADDRESS OF ORIGINAL PURCHASER	PRINCIPAL AMOUNT OF ORIGINAL NOTES TO BE PURCHASED		WIRE TRANSFER INSTRUCTIONS
CUNA Mutual Insurance Society	$2,151,428.70	*

Members Life Insurance Company	$717,142.90	*

CUNA Mutual Life Insurance Company	$3,227,143.05	*

SPONSOR PURCHASERS

NAME AND ADDRESS OF SPONSOR PURCHASER	PRINCIPAL AMOUNT OF SPONSOR NOTES TO BE PURCHASED	WIRE TRANSFER INSTRUCTIONS
Fenway Panther Holdings, LLC	$8,453,461.71	Bank Name: Account Number: ABA Number: For further credit to: Reference:	JP Morgan Private Bank XXXXXXXXX XXXXXXXXX Fenway Panther Holdings, LLC Panther August 2009 Capital Call

SPONSOR PURCHASERS

NAME AND ADDRESS OF SPONSOR PURCHASER	PRINCIPAL AMOUNT OF SPONSOR NOTES TO BE PURCHASED	WIRE TRANSFER INSTRUCTIONS
Fast Cat Enterprises, LLC	$1,131,485.85

General Electric Capital Corporation	$54,634.76	Bank Name:	Deutsche Bank Trust Company
		Bank Address:	New York, NY
		Account Number:	XX XXX XXX
		ABA Number:	XXX XXX XXX
		Account Name:	General Electric Capital Corporation
		Reference:	CFK2519 - Panther Transportation

York Street Mezzanine Partners, L.P.	$248,334.14	Bank Name:	JP Morgan Chase Bank, N.A.
		Bank Address:	One Chase Manhattan Plaza
New York, NY
		Account Number:	XXXXXXXXX
		ABA Number:	XXXXXXXXX
		Account Name:	York Street Mezzanine Partners, L.P.
		Reference:	Panther Transportation

SPONSOR PURCHASERS

NAME AND ADDRESS OF SPONSOR PURCHASER	PRINCIPAL AMOUNT OF SPONSOR NOTES TO BE PURCHASED	WIRE TRANSFER INSTRUCTIONS
York Street Mezzanine Partners II, L.P.	$62,083.54	Bank Name:	JP Morgan Chase Bank, N.A.
		Bank Address:	One Chase Manhattan Plaza, New York, NY
		Account Number:	XXXXXXXXX
		ABA Number:	XXXXXXXXX
		Account Name:	York Street Mezzanine Partners II, L.P.
		Reference:	Panther Transportation

Andrew C. Clarke	$50,000.00	Bank Name:	Citibank N.A.

		Bank Address:	111 Wall Street New York, NY 10005

		Account Number:	XXXXXXXXX

		ABA Number:	XXXXXXXXX

		Account Name:	Citigroup Global Markets Inc.

		For further credit to:	Smith Barney Client acct number XXXXXXXXXXXXX, and Smith Barney account name as it appears on our records: Andrew C. Clarke and Mary Colleen Clarke

		Reference:	Panther Transportation

BONUS PURCHASER

NAME AND ADDRESS OF BONUS PURCHASER	PRINCIPAL AMOUNT OF BONUS NOTES TO BE PURCHASED	WIRE TRANSFER INSTRUCTIONS
Andrew C. Clarke	$125,000.00	Bank Name:	Citibank N.A.
		Bank Address:	111 Wall Street New York, NY 10005
		Account Number:	XXXXXXXX
		ABA Number:	XXXXXXXXX
		Account Name:	Citigroup Global Markets Inc.
		For further credit to:	Smith Barney Client acct number XXXXXXXXXXXXX, and Smith Barney account name as it appears on our records: Andrew C. Clarke and Mary Colleen Clarke
		Reference:	Panther Transportation

Schedule II

Allocation of Purchase Price

PURCHASER	PRINCIPAL AMOUNT OF SPONSOR NOTES TO BE PURCHASED	PURCHASE PRICE OF SPONSOR NOTES TO BE PURCHASED	PURCHASE PRICE OF WARRANTS TO BE PURCHASED	NUMBER OF WARRANT SHARES TO BE PURCHASED
Fenway Panther Holdings, LLC	$8,453,461.71	$8,411,491.71	$41,970.00	419,700

Fast Cat Enterprises, LLC	$1,131,485.85	$1,125,868.25	$5,617.60	56,176

General Electric Capital Corporation	$54,634.76	$54,363.46	$271.30	2,713

York Street Mezzanine Partners, L.P.	$248,334.14	$247,101.14	$1,233.00	12,330

York Street Mezzanine Partners II, L.P.	$62,083.54	$61,775.34	$308.20	3,082

Andrew C. Clarke	$50,000.00	$49,751.80	$248.20	2,482

PURCHASER	PRINCIPAL AMOUNT OF BONUS NOTES TO BE PURCHASED	PURCHASE PRICE OF BONUS NOTES TO BE PURCHASED	PURCHASE PRICE OF WARRANTS TO BE PURCHASED	NUMBER OF WARRANT SHARES TO BE PURCHASED
Andrew C. Clarke	$125,000.00	$124,379.40	$620.60	6,206

Exhibit A

Form of Note

(Attached)

FORM OF SENIOR SUBORDINATED NOTE

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AGREEMENT, DATED AS OF JANUARY 11, 2006 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “AGREEMENT”), AMONG PANTHER II TRANSPORTATION, INC., PANTHER EXPEDITED SERVICES, INC., PANTHER II, INC., ELITE TRANSPORTATION SERVICES, LLC D/B/A ELITE LOGISTICS WORLDWIDE, KEY TRANSPORTATION SERVICES, INC., INTEGRES GLOBAL LOGISTICS, INC., YORK STREET MEZZANINE PARTNERS, L.P., YORK STREET MEZZANINE PARTNERS II, L.P., CUNA MUTUAL LIFE INSURANCE COMPANY, MEMBERS LIFE INSURANCE COMPANY, CUNA MUTUAL INSURANCE SOCIETY, CUMIS INSURANCE SOCIETY, INC. AND THE OTHER PURCHASERS FROM TIME TO TIME PARTY TO THE AGREEMENT. A COPY OF THE AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY PANTHER II TRANSPORTATION, INC. TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”) DATED AS OF JANUARY 11, 2006 AMONG, PANTHER II TRANSPORTATION, INC., PTHR HOLDINGS, INC., PANTHER II, INC. F/K/A SOKOLOWSKI, INC., THE OTHER OBLIGORS (AS DEFINED IN THE SUBORDINATION AGREEMENT) PARTY THERETO, YORK STREET MEZZANINE PARTNERS, L.P., CUMIS INSURANCE SOCIETY, INC., THE OTHER SUBORDINATED CREDITORS (AS DEFINED IN THE SUBORDINATION AGREEMENT) FROM TIME TO TIME PARTY TO THE SUBORDINATION AGREEMENT, ANTARES CAPITAL CORPORATION, AS AGENT, TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE HAS “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. PLEASE CONTACT ROY SHOWMAN AT PANTHER II TRANSPORTATION, INC., 4940 PANTHER PARKWAY, SEVILLE, OH 44273, 800-685-0657, EXT. 3091 TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF

ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY.”

PANTHER II TRANSPORTATION, INC.

17.0% SENIOR SUBORDINATED NOTE DUE JULY 31, 2012

$[ ]	August [ ], 2009

FOR VALUE RECEIVED, the undersigned, PANTHER II TRANSPORTATION, INC., a Ohio corporation (the “Company”), promises to pay to the order of [                    ], or registered assigns, the principal sum of [                     ] DOLLARS ($[                    ]) on the Maturity Date, with interest(computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof payable as set forth in Section 1.1 of the Agreement.

This Note is issued by the Company on the date hereof pursuant to the Agreement. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Agreement.

During the continuance of an Event of Default, the Notes will bear a default rate of interest (computed on the basis of 360 days and twelve 30-day months) from the date of occurrence of such Event of Default at the rate set forth in Section 1.1 of the Agreement, and such interest shall accrue and be payable in cash on demand and in full in cash on the Maturity Date.

In the event that any interest rate(s) provided for in the Notes shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to the Company.

Payments of principal of, and interest on this Note are to be made in lawful money of the United States of America as provided in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Agreement.

This Note shall be governed by and construed in accordance with the internal laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Law.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date first set forth above.

PANTHER II TRANSPORTATION, INC.

By:
Name:
Title:

Senior Subordinated Note

Exhibit B

Form of Joinder

(Attached)

FORM OF JOINDER AGREEMENT

August [    ], 2009

Reference is hereby made to that certain Note Purchase Agreement, dated as of January 11, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among Panther II Transportation, Inc. (the “Company”), Panther Expedited Services, Inc. f/k/a PTHR Holdings, Inc. (“Holdings”), Panther II, Inc. f/k/a Sokolowski, Inc. (“Panther Sub”), Elite Transportation Services, LLC d/b/a Elite Logistics Worldwide (“Elite”), Key Transportation Services, Inc. (“Integres Sub”), Integres Global Logistics, Inc. (“Integres”; Company, Holdings, Panther Sub, Elite, Integres Sub and Integres are collectively referred to herein as the “Loan Parties”), York Street Mezzanine Partners, L.P., York Street Mezzanine Partners II, L.P., CUNA Mutual Life Insurance Company, Members Life Insurance Company, CUNA Mutual Insurance Society, CUMIS Insurance Society, Inc. and the other purchasers from time to time party to the Note Purchase Agreement (collectively, the “Purchasers” and individually each a “Purchaser”). Capitalized terms not otherwise defined herein have the meanings assigned thereto in the Note Purchase Agreement.

WITNESSETH:

WHEREAS pursuant to that certain Waiver and Ninth Amendment to Note Purchase Agreement dated as of August     , 2009 (the “Ninth Amendment”), by and among the Loan Parties and the Purchasers party thereto, the Company has agreed to issue and sell $10,125,000 in aggregate principal amount of additional Notes (the “New Notes”) on the Ninth Amendment Effective Date to certain purchasers (collectively, the “New Purchasers” and individually each an “New Purchaser”), and Holdings has agreed to issue and sell warrants (the “Warrants”) entitling each New Purchaser to purchase shares of the Common Stock of Holdings, par value $0.01 per share (“Common Stock”) at an exercise price of $0.01 per share, with the share amounts underlying such Warrants listed next to the name of such New Purchaser on Schedule I hereto, along with the purchase price to be paid by each such New Purchaser for the Warrants; and

WHEREAS, [        (“                    ”)] is required to enter into this Joinder Agreement to become party to the Note Purchase Agreement as a Purchaser with respect to the New Notes as well as a New Purchaser in connection with the purchase of the Warrants.

NOW, THEREFORE, the parties hereby agree as follows:

1. Joinder to the Note Purchase Agreement.

(a) The Loan Parties are hereby deemed to make to each of the New Purchasers all of the representations and warranties made to the Purchasers set forth in Section 7 of the Ninth Amendment.

(b) [            ], by its signature below, hereby agrees to become a Purchaser with respect to the New Notes under the Note Purchase Agreement with the same force and effect as if [                    ] had originally executed and delivered the Note Purchase Agreement as a Purchaser on and as of the Closing Date.

(c) [            ] hereby (i) is deemed to make, and is, in all respects, bound by all of the representations and warranties made by the other Purchasers set forth in Section 3.24 of the Note Purchase Agreement; (ii) is bound by all the terms and provisions of the Note Purchase Agreement; and (iii) represents and warrants that the representations and warranties made by it as a Purchaser under the Note Purchase Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Purchaser in the Note Purchase Agreement shall be deemed to include [    ].

(d) From and after the Ninth Amendment Effective Date, [            ] shall be a party to the Note Purchase Agreement and, except as set forth herein, have the rights and obligations of a Purchaser thereunder and under the other Senior Subordinated Debt Documents and shall be bound by the provisions thereof.

(e) [            ] hereby represents and warrants to the other Purchasers that: (i) the execution, delivery and performance of this Joinder Agreement and the transactions contemplated hereunder and thereunder are all within its corporate powers, have been duly authorized, are not in contravention of law or the terms of its [certificate of formation/incorporation], [operating agreement/by-laws], or other organizational documentation, or any agreement or undertaking to which it is a party; and (ii) this Joinder Agreement constitute legal, valid and binding obligations of [            ] enforceable in accordance with their terms.

2. Issuance of the Warrants. On the terms and subject to the conditions hereof, Holdings hereby agrees to sell to each New Purchaser, and by its acceptance hereof such New Purchaser agrees to purchase from Holdings for investment, on a several basis, free and clear of any lien, security interest or other charge or encumbrance of any kind (collectively, “Liens”) or pre-emptive right, a Warrant to purchase the number of shares of Common Stock set forth opposite the name of such New Purchaser on Schedule I hereto, each for the applicable purchase price set forth opposite the name of such New Purchaser on Schedule 1 hereto. Against payment to Holdings by certified check or wire transfer of immediately available federal funds, Holdings will deliver to the New Purchasers certificates for the Warrants contemplated by this Agreement, in the form attached hereto as Exhibit A, each registered in the respective names of the New Purchasers. The Warrants and the shares of Common Stock received upon the exercise of the Warrants shall be subject to the Stockholders Agreement, and the issuance of the Warrant are conditioned upon the execution and delivery by the New Purchaser of a joinder to the Stockholders Agreement to the extent the New Purchaser is not otherwise party to the Stockholder Agreement as an [Investor /

Other Investor] (as such term is defined in the Stockholders Agreement). The Warrants and the shares of Common Stock received upon the exercise of the Warrants shall be subject to the rights, restrictions and obligations applicable to “[Other] Investor Shares” (as defined in the Stockholders Agreement) as provided in the Stockholders Agreement (as amended and in effect from time to time).

3. Representations and Warranties of Holdings related to the Warrants.

(a) Holdings, as the issuer of the Warrants, hereby is deemed to make to the New Purchasers the representations and warranties set forth in Section 3.1, 3.2(a), 3.3, 3.4 and 3.5 of the Note Purchase Agreement mutatis mutandis in respect of the issuance of the Warrants.

(b) Holdings represents and warrants that the entire authorized capital stock of Holdings consists of 5,000,000 shares of Common Stock and 100,000 shares of Cumulative Preferred Stock, par value $0.01 per share. All issued and outstanding capital stock of Holdings is duly authorized and validly issued, fully paid, non-assessable and free and clear of all Liens, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth in the Stockholders Agreement and except for the 537,570.59 shares of Common Stock reserved for issuance under Holding’s 2005 Stock Option Plan, 442,347.44 of which are currently outstanding, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any shares of capital stock or other securities of Holdings.

(c) Holdings represents and warrants that the Warrants, when issued and upon payment of the purchase price therefor, will be duly authorized, validly issued fully paid and non-assessable, and free and clear of any Lien or pre-emptive right, and covenants that all shares of Common Stock which may be issued upon exercise of the Warrants shall, upon issue, be fully paid, nonassessable, and free and clear of any Lien or pre-emptive right with respect to the issue thereof.

(d) Holdings represents and warrants that 502,689 shares of Common Stock have been reserved for issuance upon exercise of the Warrants.

4. Representations and Warranties of the New Purchasers related to the Warrants.

(a) The New Purchasers hereby are deemed to make to Holdings, severally and not jointly, the representations and warranties set forth in Section 3.24 of the Note Purchase Agreement mutatis mutandis solely in respect of the Warrants, except that for the purposes of Section 3.24(a), the term “institutional accredited investor” is replaced with “accredited investor.”

5. Acknowledgment. In connection with [                    ]’s purchase of the New Notes and the Warrants, [        ] hereby acknowledges having received and reviewed a copy of the Note Purchase Agreement and the Stockholders Agreement.

6. Counterparts. This Joinder Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Joinder Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

7. No Waiver. Except as expressly supplemented hereby, the Note Purchase Agreement shall remain in full force and effect.

8. Notices. All notices, requests and demands to or upon [                    ] shall be governed by the provisions of Section 11.6 of the Note Purchase Agreement and, if to [                    ], made to the address listed on the signature page attached hereto.

9. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer on the date first written above.

[ ]

By:
Name:
Title:

Address for Notices:

[ ]
[ ]
[ ]
Attention: [ ]
Tel: [ ]
Fax: [ ]

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND AGREED TO BY:

PANTHER II TRANSPORTATION, INC.

By:
Name:
Title:

PANTHER EXPEDITED SERVICES, INC.

By:
Name:
Title:

PANTHER II, INC.

By:
Name:
Title:

ELITE TRANSPORTATION SERVICES, LLC

By:
Name:
Title:

KEY TRANSPORTATION SERVICES, INC.

By:
Name:
Title:

[Signature Page to Joinder Agreement]

INTEGRES GLOBAL LOGISTICS, INC.

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Schedule I

	Warrants to Purchase Shares of Common Stock of the Holding Corporation
Name of New Purchaser	Number of Shares of Common Stock Received Upon a Valid Exercise of the Warrant	Purchase Price for Warrant

Fenway Panther Holdings, LLC	419,700	$41,970.00

Fast Cat Enterprises, LLC	56,176	$5,617.60

Andrew C. Clarke	8,688	$868.80

General Electric Capital Corporation	2,713	$271.30

York Street Mezzanine Partners L.P.	12,330	$1,233.00

York Street Mezzanine Partners II, L.P.	3,082	$308.20

Exhibit A

[Form of Warrant]

(attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

OF

PANTHER EXPEDITED SERVICES, INC.

Warrant No. [—]	Issued on: August [—], 2009

This certifies that in return for good and valuable consideration, receipt of which is hereby acknowledged, [—] is entitled, subject to the terms and conditions of this Warrant (including, without limitation, the restrictions on exercise in Sections 2.1 and 2.4), to purchase from Panther Expedited Services, Inc., a Delaware corporation (the “Company”) at any time prior to 5:00 p.m. eastern time on August [—], 2019 (the “Expiration Date”) up to the Warrant Share Number of shares of Warrant Stock at a price per share equal to the Per Share Exercise Price, upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Per Share Exercise Price for each share of Warrant Stock so purchased pursuant to Section 2.2 hereof. The Per Share Exercise Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is (i) issued in connection with the execution and delivery of the Joinder Agreement (the “Joinder Agreement”) to the Note Purchase Agreement entered into by the Holder on August [—], 2009 and is subject to the provisions thereof and (ii) subject to the terms and conditions of the Stockholders Agreement.

1. DEFINITIONS. The following definitions shall apply for purposes of this Warrant:

1.1 “Company” means the “Company” as defined above and includes any entity which shall succeed to or assume the obligations of the Company under this Warrant.

1.2 “Holder” means any person who shall at the time be the registered holder of this Warrant.

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1.3 “Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of January 11, 2006, as amended, restated, supplemented or otherwise modified from time to time, by and among Panther II Transportation, Inc., the Company, Panther II, Inc. f/k/a Sokolowski, Inc., Elite Transportation Services, LLC d/b/a Elite Logistics Worldwide, Key Transportation Services, Inc., Integres Global Logistics, Inc., York Street Mezzanine Partners, L.P., York Street Mezzanine Partners II, L.P., CUNA Mutual Life Insurance Company, Members Life Insurance Company, CUNA Mutual Insurance Society, CUMIS Insurance Society, Inc. and the other purchasers from time to time party thereto.

1.4 “Per Share Exercise Price” means $0.01 per share of Warrant Stock, as adjusted pursuant to Section 4.

1.5 “Stockholders Agreement” shall mean the Amended & Restated Stockholders Agreement by and among the Company and the stockholders party thereto, amended and restated as of January 11, 2006, as amended from time to time and in effect.

1.6 “Warrant” means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

1.7 “Warrant Share Number” means the aggregate number of shares of Warrant Stock issuable upon the exercise of this Warrant, which initially shall be [—], subject to adjustment pursuant to Section 4.

1.8 “Warrant Stock” means the common stock, par value $0.01 per share, of the Company. The number and type of shares of Warrant Stock are subject to adjustment as provided herein and the term “Warrant Stock” shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

2. EXERCISE.

2.1 Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day before the Expiration Date for up to the Warrant Share Number of shares of Warrant Stock.

2.2 Form of Payment. Payment of the aggregate purchase price for the applicable number of shares of Warrant Stock to be purchased may be made, at the election of the Holder, as follows:

(a) Cash Exercise. The Holder may deliver to the Company payment in an amount equal to the product of (i) number of shares of Warrant Stock to be purchased by the Holder and (ii) the Per Share Exercise Price. Such payment may be made by (x) a check payable to the order of the Company, (y) wire transfer of immediately available funds to an account designated by the Company, or (z) any combination of the foregoing.

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(b) Net Exercise. The Holder may exercise the Warrant for up to the Warrant Share Number, in which event the Company shall issue to the Holder the number of shares of Warrant Stock computed using the following formula:

X =	Y * (A - B)
A

where:

X = the number of shares of Warrant Stock to be issued to the Holder;

Y = the number of shares of Warrant Stock for which this Warrant is being exercised (at the date of issuance);

A = the fair market value of one share of Warrant Stock (as determined by the Board of Directors of the Company in good faith as of the date on which the Holder delivers the duly executed subscription form; and

B = the Per Share Purchase Price (as adjusted to the date of issuance).

2.3 Partial Exercise. Upon a partial exercise of this Warrant: (a) the Warrant Share Number immediately prior to such exercise shall be reduced by the aggregate number of shares of Warrant Stock obtained by such partial exercise and (b) this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in which the Warrant Share Number is so reduced.

2.4 Restrictions on Exercise. As a condition to the exercise of this Warrant, the Holder shall (a) execute the subscription form attached hereto as Exhibit 1, confirming and acknowledging that the representations and warranties of the Holder set forth in the Joinder Agreement are true and correct as of the date of exercise and (b) comply with Section 6 hereof.

2.5 Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

3. ISSUANCE OF STOCK. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or entity entitled to receive the same a certificate for the number of shares of Warrant Stock issuable upon such exercise.

4. ADJUSTMENT PROVISIONS. The number and type of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Per Share

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Exercise Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised (provided, that the Per Share Exercise Price shall in no event be less than the par value of a share of Warrant Stock):

4.1 Adjustment for Stock Splits and Stock Dividends. The Per Share Exercise Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split or reverse stock split, or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

4.2 Adjustment for Other Dividends and Distributions. In the event that the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Sections 4.1 or 4.3) or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

4.3 Adjustment for Reorganization, Consolidation, Merger. In the event of any recapitalization or reorganization of the Company after the date of this Warrant, or in case, after such date, the Company shall consolidate with or merge into another entity, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such recapitalization, reorganization, consolidation or merger, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such recapitalization, reorganization, consolidation or merger if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing entity in such reorganization, consolidation or merger (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such entity’s obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger. For the avoidance of doubt, nothing in this Section 4.3 shall entitle the Holder to any securities (or rights to receive any securities) unless the holders of outstanding Warrant Stock are also entitled to receive such securities.

4.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Per Share Exercise Price, the Warrant Share Number or the number or type of other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

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4.5 No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Per Share Exercise Price or in the Warrant Stock issuable upon its exercise or the number or type of other securities issuable upon the exercise of this Warrant.

4.6 Reservation of Stock. If at any time the number of shares of authorized Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

5. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights or liabilities as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose. Notwithstanding the foregoing, subject to the provisions of the Third Amended and Restated Certificate of Incorporation of the Company (as the same may be amended or restated from time to time), the Company may, at its sole option, elect to pay per share cash dividends on all outstanding Warrant Stock, in which case the Company shall pay to the Holder all cash dividends paid to holders of outstanding Warrant Stock prior to the exercise of this Warrant on the same terms and conditions as such dividends are paid to the other holders of outstanding Warrant Stock.

6. COVENANT TO JOIN STOCKHOLDER AGREEMENT. This Warrant and the Warrant Stock received upon the exercise of this Warrant shall be subject to the Stockholders Agreement, and the issuance of this Warrant is conditioned upon the execution and delivery by the Holder of a joinder to the Stockholders Agreement to the extent the Holder is not otherwise party to the Stockholder Agreement as an [Investor / Other Investor] (as such term is defined in the Stockholders Agreement). This Warrant and the Warrant Stock received upon exercise of this Warrant shall be subject to the rights, restrictions and obligations applicable to “[Other] Investor Shares” (as defined in the Stockholders Agreement) as provided in the Stockholders Agreement (as amended and in effect from time to time).

7. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

8. TRANSFER. Other than (i) to Permitted Transferees (as such term is defined in the Stockholders Agreement) who agree to be bound by this Warrant and the Stockholders Agreement to the same extent as the transferor, or (ii) any Transfers (as such term is defined in the Stockholders Agreement) to the extent permitted or required pursuant to the terms of

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Sections Error! Reference source not found. and Error! Reference source not found. of the Stockholders Agreement, neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent.

9. GOVERNING LAW. This Agreement, the rights of the parties and all actions, claims or suits arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

10. HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

11. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by electronic mail or facsimile if sent during normal business hours of the recipient, or if not sent during normal business hours, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth in the Joinder Agreement.

12. AMENDMENT; WAIVER. This Warrant may be amended and provisions may be waived only by the mutual written consent of the Holder and the Company.

13. SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14. TERMS BINDING. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant and the Joinder Agreement. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

15. JOINDER AGREEMENT. This Warrant incorporates by reference all the terms of the Joinder Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first above written.

THE COMPANY:

PANTHER EXPEDITED SERVICES, INC.

By:

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

AGREED AND ACKNOWLEDGED AS OF THE DATE FIRST SET FORTH ABOVE:

THE HOLDER:

[—]

By:

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

EXHIBIT 1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: Panther Expedited Services, Inc.

(1) The undersigned Holder hereby elects to purchase              shares of Common Stock of Panther Expedited Services, Inc. (the “Warrant Stock”), pursuant to the terms of the attached Warrant, it being understood and agreed that if the “net exercise” provision of Section 2.2(b) of the Warrant is elected by completing item 2(b) below, the actual number of shares of Common Stock issued to the undersigned will be calculated pursuant to Section 2.2(b) of the Warrant.

(2) The undersigned (a) tenders herewith payment of the purchase price for such shares in full or (b) surrenders              shares of Warrant Stock (on the condition that a new Warrant for the balance of any remaining shares of Warrant Stock for which the attached Warrant is exercisable).

(3) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Joinder Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

(4) Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

(Name)

(Address)

(City, State, Zip Code)

(Federal Tax Identification Number)

(Date)

Exhibit C

Form of Warrant

(Attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

OF

PANTHER EXPEDITED SERVICES, INC.

Warrant No. [—]	Issued on: August [—], 2009

This certifies that in return for good and valuable consideration, receipt of which is hereby acknowledged, [—] is entitled, subject to the terms and conditions of this Warrant (including, without limitation, the restrictions on exercise in Sections 2.1 and 2.4), to purchase from Panther Expedited Services, Inc., a Delaware corporation (the “Company”) at any time prior to 5:00 p.m. eastern time on August [—], 2019 (the “Expiration Date”) up to the Warrant Share Number of shares of Warrant Stock at a price per share equal to the Per Share Exercise Price, upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Per Share Exercise Price for each share of Warrant Stock so purchased pursuant to Section 2.2 hereof. The Per Share Exercise Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is (i) issued in connection with the execution and delivery of the Joinder Agreement (the “Joinder Agreement”) to the Note Purchase Agreement entered into by the Holder on August [—], 2009 and is subject to the provisions thereof and (ii) subject to the terms and conditions of the Stockholders Agreement.

1. DEFINITIONS. The following definitions shall apply for purposes of this Warrant:

1.1 “Company” means the “Company” as defined above and includes any entity which shall succeed to or assume the obligations of the Company under this Warrant.

1.2 “Holder” means any person who shall at the time be the registered holder of this Warrant.

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1.3 “Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of January 11, 2006, as amended, restated, supplemented or otherwise modified from time to time, by and among Panther II Transportation, Inc., the Company, Panther II, Inc. f/k/a Sokolowski, Inc., Elite Transportation Services, LLC d/b/a Elite Logistics Worldwide, Key Transportation Services, Inc., Integres Global Logistics, Inc., York Street Mezzanine Partners, L.P., York Street Mezzanine Partners II, L.P., CUNA Mutual Life Insurance Company, Members Life Insurance Company, CUNA Mutual Insurance Society, CUMIS Insurance Society, Inc. and the other purchasers from time to time party thereto.

1.4 “Per Share Exercise Price” means $0.01 per share of Warrant Stock, as adjusted pursuant to Section 4.

1.5 “Stockholders Agreement” shall mean the Amended & Restated Stockholders Agreement by and among the Company and the stockholders party thereto, amended and restated as of January 11, 2006, as amended from time to time and in effect.

1.6 “Warrant” means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

1.7 “Warrant Share Number” means the aggregate number of shares of Warrant Stock issuable upon the exercise of this Warrant, which initially shall be [—], subject to adjustment pursuant to Section 4.

1.8 “Warrant Stock” means the common stock, par value $0.01 per share, of the Company. The number and type of shares of Warrant Stock are subject to adjustment as provided herein and the term “Warrant Stock” shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

2. EXERCISE.

2.1 Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day before the Expiration Date for up to the Warrant Share Number of shares of Warrant Stock.

2.2 Form of Payment. Payment of the aggregate purchase price for the applicable number of shares of Warrant Stock to be purchased may be made, at the election of the Holder, as follows:

(a) Cash Exercise. The Holder may deliver to the Company payment in an amount equal to the product of (i) number of shares of Warrant Stock to be purchased by the Holder and (ii) the Per Share Exercise Price. Such payment may be made by (x) a check payable to the order of the Company, (y) wire transfer of immediately available funds to an account designated by the Company, or (z) any combination of the foregoing.

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(b) Net Exercise. The Holder may exercise the Warrant for up to the Warrant Share Number, in which event the Company shall issue to the Holder the number of shares of Warrant Stock computed using the following formula:

X =	Y * (A - B)
A

where:

X = the number of shares of Warrant Stock to be issued to the Holder;

Y = the number of shares of Warrant Stock for which this Warrant is being exercised (at the date of issuance);

A = the fair market value of one share of Warrant Stock (as determined by the Board of Directors of the Company in good faith as of the date on which the Holder delivers the duly executed subscription form; and

B = the Per Share Purchase Price (as adjusted to the date of issuance).

2.3 Partial Exercise. Upon a partial exercise of this Warrant: (a) the Warrant Share Number immediately prior to such exercise shall be reduced by the aggregate number of shares of Warrant Stock obtained by such partial exercise and (b) this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in which the Warrant Share Number is so reduced.

2.4 Restrictions on Exercise. As a condition to the exercise of this Warrant, the Holder shall (a) execute the subscription form attached hereto as Exhibit 1, confirming and acknowledging that the representations and warranties of the Holder set forth in the Joinder Agreement are true and correct as of the date of exercise and (b) comply with Section 6 hereof.

2.5 Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

3. ISSUANCE OF STOCK. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or entity entitled to receive the same a certificate for the number of shares of Warrant Stock issuable upon such exercise.

4. ADJUSTMENT PROVISIONS. The number and type of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Per Share

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Exercise Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised (provided, that the Per Share Exercise Price shall in no event be less than the par value of a share of Warrant Stock):

4.1 Adjustment for Stock Splits and Stock Dividends. The Per Share Exercise Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split or reverse stock split, or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

4.2 Adjustment for Other Dividends and Distributions. In the event that the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Sections 4.1 or 4.3) or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

4.3 Adjustment for Reorganization, Consolidation, Merger. In the event of any recapitalization or reorganization of the Company after the date of this Warrant, or in case, after such date, the Company shall consolidate with or merge into another entity, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such recapitalization, reorganization, consolidation or merger, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such recapitalization, reorganization, consolidation or merger if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing entity in such reorganization, consolidation or merger (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such entity’s obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger. For the avoidance of doubt, nothing in this Section 4.3 shall entitle the Holder to any securities (or rights to receive any securities) unless the holders of outstanding Warrant Stock are also entitled to receive such securities.

4.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Per Share Exercise Price, the Warrant Share Number or the number or type of other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

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4.5 No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Per Share Exercise Price or in the Warrant Stock issuable upon its exercise or the number or type of other securities issuable upon the exercise of this Warrant.

4.6 Reservation of Stock. If at any time the number of shares of authorized Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

5. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights or liabilities as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose. Notwithstanding the foregoing, subject to the provisions of the Third Amended and Restated Certificate of Incorporation of the Company (as the same may be amended or restated from time to time), the Company may, at its sole option, elect to pay per share cash dividends on all outstanding Warrant Stock, in which case the Company shall pay to the Holder all cash dividends paid to holders of outstanding Warrant Stock prior to the exercise of this Warrant on the same terms and conditions as such dividends are paid to the other holders of outstanding Warrant Stock.

6. COVENANT TO JOIN STOCKHOLDER AGREEMENT. This Warrant and the Warrant Stock received upon the exercise of this Warrant shall be subject to the Stockholders Agreement, and the issuance of this Warrant is conditioned upon the execution and delivery by the Holder of a joinder to the Stockholders Agreement to the extent the Holder is not otherwise party to the Stockholder Agreement as an [Investor / Other Investor] (as such term is defined in the Stockholders Agreement). This Warrant and the Warrant Stock received upon exercise of this Warrant shall be subject to the rights, restrictions and obligations applicable to “[Other] Investor Shares” (as defined in the Stockholders Agreement) as provided in the Stockholders Agreement (as amended and in effect from time to time).

7. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

8. TRANSFER. Other than (i) to Permitted Transferees (as such term is defined in the Stockholders Agreement) who agree to be bound by this Warrant and the Stockholders Agreement to the same extent as the transferor, or (ii) any Transfers (as such term is defined in the Stockholders Agreement) to the extent permitted or required pursuant to the terms of

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Sections Error! Reference source not found. and Error! Reference source not found. of the Stockholders Agreement, neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent.

9. GOVERNING LAW. This Agreement, the rights of the parties and all actions, claims or suits arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

10. HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

11. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by electronic mail or facsimile if sent during normal business hours of the recipient, or if not sent during normal business hours, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth in the Joinder Agreement.

12. AMENDMENT; WAIVER. This Warrant may be amended and provisions may be waived only by the mutual written consent of the Holder and the Company.

13. SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14. TERMS BINDING. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant and the Joinder Agreement. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

15. JOINDER AGREEMENT. This Warrant incorporates by reference all the terms of the Joinder Agreement.

[SIGNATURE PAGE FOLLOWS]

6

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first above written.

THE COMPANY:

PANTHER EXPEDITED SERVICES, INC.

By:

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

AGREED AND ACKNOWLEDGED AS OF THE

DATE FIRST SET FORTH ABOVE:

THE HOLDER:

[—]

By:

Name:

Title:

[SIGNATURE PAGE TO WARRANT]

EXHIBIT 1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: Panther Expedited Services, Inc.

(1) The undersigned Holder hereby elects to purchase                      shares of Common Stock of Panther Expedited Services, Inc. (the “Warrant Stock”), pursuant to the terms of the attached Warrant, it being understood and agreed that if the “net exercise” provision of Section 2.2(b) of the Warrant is elected by completing item 2(b) below, the actual number of shares of Common Stock issued to the undersigned will be calculated pursuant to Section 2.2(b) of the Warrant.

(2) The undersigned (a) tenders herewith payment of the purchase price for such shares in full or (b) surrenders              shares of Warrant Stock (on the condition that a new Warrant for the balance of any remaining shares of Warrant Stock for which the attached Warrant is exercisable).

(3) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Joinder Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

(4) Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

(Name)

(Address)

(City, State, Zip Code)

(Federal Tax Identification Number)

(Date)